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                                                                    EXHIBIT 10.9


                               ASSIGNMENT OF LOAN



         IN CONSIDERATION FOR the sum of $45,399,718.10 (plus $12,050.63 per day for each day after June 25, 1999), to be paid concurrently herewith to GREYROCK CAPITAL, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION (the "Existing Lender"), by wire transfer, the Existing Lender, effective immediately upon: (i) the payment of said sum, (ii) the execution and delivery of this Assignment of Loan, (iii) the execution and delivery of the Acknowledgment, Consent and Release referred to below by The Cerplex Group, Inc, Aurora Electronics Group, Inc., Cerplex, Inc. and Cerplex Mass, Inc. (collectively, the "Borrowers") and
(iv) the execution and delivery of the Release referred to below by Buyer (as defined herein), hereby sells, assigns and transfers to Welsh, Carson, Anderson & Stowe VII, L.P. ("Buyer") the following (collectively, the "Loan Document Obligations"): All of the Existing Lender's right, title and interest in, to and under the indebtedness (including, without limitation, under and with respect to the Term Loan and the Revolving Loans (as such terms are defined in the Loan and Security Agreement, dated April 30, 1998, and the Schedule thereto, between the Existing Lender and the Borrowers); said Term Loan and Revolving Loans being herein called, collectively, the "Loans"; said Loan and Security Agreement, together with the Schedule thereto, being herein called, collectively, the "Loan Agreement"; and capitalized terms used in this Assignment of Loan and not otherwise herein defined having the meanings ascribed to them under the Loan Agreement), liabilities and obligations of the Borrowers to the Existing Lender, and all of the Existing Lender's rights, claims and remedies (collectively, the "Assigned Rights"), under the Loan Agreement, the Secured Promissory Note dated April 30, 1998, in the original principal amount of $36,000,000 made by the Borrowers to the Existing Lender (the "Promissory Note") and any and all other documents and instruments executed and delivered by any of the Borrowers and their respective Affiliates relating to the Loan Agreement and the transactions contemplated thereby (herein collectively called, together with the Loan Agreement and the Promissory Note, the "Loan Documents"), including without limitation all UCC-1 Financing Statements executed by the Existing Lender and the Borrowers (collectively, the "Financing Statements"). This Assignment is conditioned on the execution and delivery by the Borrowers of the Acknowledgment, Consent And Release set forth at the end of the Assignment and on the execution and delivery by Buyer of the Release set forth at the end of the Assignment.

         It is understood and agreed by the Existing Lender and Buyer that, upon the effectiveness of this Assignment, the Existing Lender is terminating that certain Continuing Guaranty issued by Buyer, as guarantor thereunder, in favor of the Existing Lender and, except as otherwise provided for herein, is releasing and discharging Buyer from any and all obligations and liabilities thereunder. The Existing Lender hereby agrees that, except as otherwise provided for herein, upon the effectiveness of this Assignment: (i) all liens, charges (whether floating, fixed or otherwise), security interests and similar interests of any kind, nature or description which the Existing Lender has in any of the assets and property, real or personal, tangible or intangible, of Cerplex Limited (UK), are terminated and released and (ii) the Continuing Guaranty and Security Agreement, each dated April 30, 1998, granted by Cerplex Limited (UK) in favor of the Existing Lender are terminated and rendered of no further force and effect.

         Notwithstanding this Assignment or anything herein to the contrary, the Existing Lender retains all of its rights under all guarantees (including, without limitation, the Guaranties described in the foregoing paragraph), security agreements and other Loan Documents which apply in the event any claim is ever made upon the Existing Lender for repayment or recovery of any amount or amounts received by the Existing Lender in payment of or on account of any indebtedness, liabilities or obligations to the Existing Lender because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance or for any other reason.


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         This sale and assignment is made without recourse to the Existing
Lender and without any representation or warranty by the Existing Lender of any kind, except (such exception being called the Existing Lender's "Title Representation") that the Existing Lender represents and warrants to Buyer that it has and is conveying to Buyer good title to the Loan Document Obligations (including, without limitation, the Loans), the Assigned Rights and the Loan Documents, free and clear of all transfers, liens, claims and encumbrances created by the Existing Lender. Without limiting the generality of the foregoing, the Existing Lender makes no representation or warranty as to the Borrower or as to the validity, perfection, priority, enforceability or value of any of the Loan Document Obligations (including, without limitation, the Loans), the Assigned Rights, the Loan Documents or any security interests or liens of the Existing Lender. Buyer hereby assumes and agrees to perform all obligations of the Existing Lender under the Loan Documents arising in connection with matters or circumstances occurring on or after the effectiveness of this Assignment. Buyer agrees to indemnify and hold harmless the Existing Lender from and against any and all claims, debts, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, reasonable attorneys' fees), which it may sustain or incur, based upon, arising out of, or relating to the Loan Documents, including, without limitation, any such amounts sustained or incurred as of the result of the gross negligence or willful misconduct of the Existing Lender and any such amounts sustained or incurred by the Existing Lender resulting from Silicon Valley Bank's participation in the Loans and Loan Documents.

         The Existing Lender shall concurrently deliver to Buyer (i) copies of the Loan Documents, (ii) the original of the Promissory Note, endorsed by the Existing Lender to Buyer, without recourse warranty or representation (except as expressly set forth herein), and (iii) Assignments of the Financing Statements in the form previously agreed between the Existing Lender and Buyer. The Existing Lender shall, in the future, execute and deliver to Buyer such other documents and instruments, and take such other actions, as Buyer shall reasonably request in order to transfer the Loans and the Loan Documents to Buyer and otherwise carry out the purposes of this Assignment (including, without limitation, with respect to any release or termination of any negative pledge or liens encumbering the assets, property or capital stock of Cerplex
SAS), but without cost or expense to the Existing Lender.

         This Assignment may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Assignment, the prevailing party shall be entitled to recover all of its costs and expenses (including, without limitation,



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reasonable attorneys' fees) from the non-prevailing party. This Assignment shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Assignment on June 25, 1999.


                                   EXISTING LENDER:

                                   GREYROCK CAPITAL, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION


                                   By   /s/ ILLEGIBLE
                                        --------------------------------
                                        Title     President
                                             ---------------------------




ACCEPTED AND AGREED:

Buyer:

Welsh, Carson, Anderson & Stowe VII, L.P.

By:      WCAS VII Partners, L.P.,  its General Partner

         By   /s/  Russell L. Carson
              --------------------------------
              Title    General Partner
                    ---------------------------


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